UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 14, 2017
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Perrigo Company plc
(Exact name of registrant as specified in its charter)
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Commission file number 001-36353

Ireland	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Treasury Building, Lower Grand Canal Street, Dublin 2, Ireland	-
(Address of principal executive offices)	(Zip Code)
+353 1 7094000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]     Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

[ ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

[ ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

[ ]         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.
On March 14, 2017, Perrigo Company plc (the “Company”) entered into (i) an Amendment No. 4 to the Revolving Credit Agreement, dated as of December 5, 2014 (as amended, the “Revolving Credit Agreement”), among the Company, Perrigo Finance Unlimited Company, the lenders party thereto and JP Morgan Chase Bank, N.A., as administrative agent (the “Revolver Amendment”), and (ii) an Amendment No. 4 to the Term Loan Credit Agreement, dated as of December 5, 2014 (as amended, the “Term Loan Credit Agreement”), among the Company, Perrigo Finance Unlimited Company, the lenders party thereto and JP Morgan Chase Bank, N.A., as administrative agent (the “Term Loan Amendment”). The Revolver Amendment and the Term Loan Amendment each make certain modifications to the Revolving Credit Agreement and Term Loan Credit Agreement, respectively, including the following:

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An extension of the date on or before which the Company is required to deliver its annual audited financial statements to the lenders for the fiscal year ending December 31, 2016 to the earlier of (i) 180 days after the end of such fiscal year and (ii) 90 days after any notice of default is given under other material indebtedness (including the Company’s senior notes).

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An extension of the date on or before which the Company is required to deliver its quarterly financial statements to the lenders for the fiscal quarter ending March 31, 2017 to 90 days after the end of such fiscal quarter.

•
A modification to the asset sale covenant allowing, without conditions or tests, the sale of Tysabri® and related assets pursuant to the Asset Purchase Agreement by and among Elan Pharma International, Elan Pharmaceuticals, Inc. and Biogen Idec International Holding Ltd. dated February 5, 2013 (the “Tysabri Sale”).

•
For the fiscal quarter ending March 31, 2017, an increase of the Company’s required maximum leverage ratio to 6.0 to 1.0 in the event that the Tysabri Sale has occurred on or prior to the last day of such fiscal quarter.

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For the fiscal quarter ending June 30, 2017, an increase of the Company’s required maximum leverage ratio to 6.0 to 1.0 in the event that the Tysabri Sale has occurred and the Company has not filed its quarterly report on Form 10-Q on or prior to May 16, 2017.

For a complete description of the terms of the Revolver Amendment and the Term Loan Amendment, see the Amendment No. 4 to Revolving Credit Agreement, which has been filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference in this Item 1.01, and the Amendment No. 4 to Term Loan Credit Agreement, which has been filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated by reference in this Item 1.01.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The disclosure required by this item is included in Item 1.01 above and is incorporated by reference.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits

10.1    Amendment No. 4 to Revolving Credit Agreement, dated as of March 14, 2017, among the Company, Perrigo Finance Unlimited Company, the lenders party thereto and JP Morgan Chase Bank, N.A., as administrative agent.

10.2    Amendment No. 4 to Term Loan Credit Agreement, dated as of March 14, 2017, among the Company, Perrigo Finance Unlimited Company, the lenders party thereto and JP Morgan Chase Bank, N.A., as administrative agent.

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

(Registrant)
PERRIGO COMPANY PLC

		By:	/s/ Todd W. Kingma
Dated:	March 16, 2017		Todd W. Kingma
Executive Vice President, General Counsel and Secretary

Exhibit Index

10.1    Amendment No. 4 to Revolving Credit Agreement, dated as of March 14, 2017, among the Company, Perrigo Finance Unlimited Company, the lenders party thereto and JP Morgan Chase Bank, N.A., as administrative agent.

10.2    Amendment No. 4 to Term Loan Credit Agreement, dated as of March 14, 2017, among the Company, Perrigo Finance Unlimited Company, the lenders party thereto and JP Morgan Chase Bank, N.A., as administrative agent.